UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 28, 2024

Vivani Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36747	02-0692322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 S. Loop Road Alameda, California (Address of Principal Executive Offices)	94502 (Zip Code)

(415) 506-8462

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VANI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 28, 2024, Vivani Medical, Inc. (the “Company”) issued a press release announcing positive preclinical data on weight loss effects for NPM-115, the Company’s miniature, twice-yearly, exenatide implant under development for the treatment of chronic weight management. A copy of the press release is furnished hereto as Exhibit 99.1.

The Company from time to time presents and/or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. These slides are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated by reference herein. The Company is also posting to the “Investors” portion of its website a copy of its current corporate slide presentation. The slides speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the slides in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.

The information in this report (including Exhibits 99. 1 and 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. This report will not be deemed an admission as to the materiality of any information in this Item 7.01 (including Exhibits 99.1 and 99.2).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release titled “Vivani Medical Announces Positive NPM-115 Preclinical Weight Loss Data Comparable to Ozempic®/Wegovy® and Discloses NPM-139 as Semaglutide as Strategy Shifts to Prioritize Obesity Portfolio”issued by the Company on February 28, 2024.
99.2	Corporate Presentation as of February 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date:	February 28, 2024	By:	/s/ Brigid Makes
Brigid Makes Chief Financial Officer (Principal Financial and Accounting Officer)